Exhibit 99.2
Preliminary 2008 Third Quarter Results November 5, 2008 9:00 AM EDT Contact ResCap Investor Relations at (866) 710-4623 or rescapinvestorrelations@gmacrescap.com

Forward-Looking Statements In this earnings release and related comments by GMAC LLC ("GMAC") and Residential Capital, LLC ("ResCap") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for ResCap; our ability to maintain an appropriate level of debt and liquidity; recent developments in the residential mortgage and capital markets; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the markets in which we fund ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

ResCap: Key Messages Operating and market environments Execution of strategic initiatives is reducing the balance sheet and lowering operating costs; however, current market conditions continue to pose problems Revenue opportunities are limited Credit-related costs are high Foreign currency has had a negative impact Capital and liquidity Remained compliant with key covenants Ongoing evaluation of plans to address capital and liquidity needs Market conditions and capital and liquidity needs continue Asset sales and losses erode capital base Select aspects of contingency plans are subject to external factors Absent economic support from GMAC, substantial doubt about ResCap's ability to continue as a going concern

ResCap: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Net income 83 -128 -910 -254 -2261 -921 -859 -1860 -1912 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Total HFI, net of Allowance 73.1 67.9 63.6 61 59 41.3 34.001 30.3 28.8 All Other 59.508191 72.2 67 64.6 57.1 48.1 47.371 42.5 37.7 TA 132.608191 140.1 130.6 125.6 116.1 89.4 81.372 72.8 66.5 2 1 Total assets include the assets of Auto division of GMAC Bank as presented in ResCap's 10-Q financial statements. 2 Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 12.2 6.8 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 5.8 5.1 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 0.1 0 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 18.1 11.9 2 Of the total, $7.4 billion was securitized on-balance sheet at 9/30/08, with net economic exposure limited to $80 million Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 237.6 236.4 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 155.26 149.8 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 44 39.8 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 436.9 426 2

ResCap: Condensed Income Statement* *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 29 of this presentation.

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0061 0.0066 0.0046 0.0067 0.0071 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 0.116 0.218 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 0.0047 0.0014 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.171 0.199 0.122 0.124 0.152 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159 Total HFI* = $29.8 billion Total Lending Receivables* = $7.1 billion *Note: HFI and Lending Receivables balances are carry value before allowance; charge-off percentages are not annualized.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 0.2 0.1 Prime 5.3 3.6 1.6 1.5 1.6 1.3 1.2 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. 3) HFI is before allowance. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 70.3 64.3 60 52.6 47.6 44 39.8 Prime 382.6 396.2 405.6 400.7 412.3 393 386.2 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 5 4 2.9 2 2.6 1.1 0.75 Prime 17 15.3 12 10 9.2 5.9 3.41 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 7.7 6.7 Prime 17.4 18 23.7 25.3 24.8 23.3 23.1 Nonprime1 $7.4 billion of securitized assets (largely non-prime) at 9/30/08, with net economic exposure limited to $80 million

ResCap: Capital and Liquidity

Total equity of $2.3 billion (9/30/08)

- GMAC contributed $93 million of ResCap bonds, with a market value of just over $50 million and forgave the related $2 million of accrued interest, as well as $102 million of debt, for a favorable impact to equity of $197 million
- Tangible net worth, without GMAC Bank, as required by certain bank facility covenants, was $350 million vs. $250 million requirement
- ResCap was compliant with its tangible net worth and minimum cash covenants at quarter end
- GMAC forgave additional debt in October so that ResCap remained compliant with tangible net worth covenant; GMAC has not committed to date to provide any further assistance

Global ResCap cash and cash equivalents of $6.9 billion (9/30/08)

- ResCap cash and cash equivalents increased $307 million compared to Q2 2008
- Of the total, $4.9 billion was held at GMAC Bank
- Evaluating additional measures to support liquidity as pressures expected to continue for the balance of 2008 and into 2009

($ billions)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$6.9	$6.6	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$2.3	$4.1	$5.7	$6.0	$6.2	$7.5	$7.2

[1] These figures include the Auto Division of GMAC Bank.

RESCAP
Q3 2008 GMAC Preliminary Results
8

Global Liquidity: GMAC Bank Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Assets 23.5 28.1 28.4 30.3 31.9 32.9 Deposit Liabilities 10.7 14.5 12.8 15.4 16.9 17.7 Continuing to grow GMAC Bank assets and deposits in line with FDIC guidelines Assets of $32.9 billion include $8.5 of assets at the auto division, and $24.4 of assets at the mortgage division Increased marketing efforts have raised deposits to $17.7 billion as of 9/30/08 Total FHLB borrowing capacity of $10.8 billion ($0.3 billion of which is unused) available to fund mortgage assets

Supplemental Charts

ResCap: Income Statement Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on ResCap's reported basis; results as they appear on a GMAC reported basis can be found on page 14 of this presentation. Supplemental

ResCap: Mortgage Production 1 International includes some nonprime production. 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Total Domestic 43.9 41.3 31 27.2 20.2 15.5 18.7 17 11.2 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 1 0.6 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Prime Conforming 10.8 9.6 12.7 12.2 13.03 15.44 12.2 6.8 Prime Non-conforming 17.5 12.3 9.8 5 0.3 0.5 0.4 0.3 Government 0.8 0.6 0.8 1.4 1.19 1.98 3.8 4.1 Nonprime 6.9 3.3 0.7 0.2 0.1 0 0 0 Prime Second-lien 5.2 5.3 3.1 1.4 0.9 0.8 0.7 0.1 Total International 8 6.5 7.7 9.1 5.32 2.18 1 0.6 1 International includes nonprime production. Note: Totals may not foot due to rounding.

HFS and HFI Q3 08 transfers: HFS to HFI $260 million HFI to HFS $11 million ResCap: Global HFS Portfolio Q308 Prime Conforming 0.5 Prime Nonconforming 1.9 Nonprime 0.7 Prime Second-lien 0 Government 1 Q3 08 Non-Agency Public Securitizations 0.2 Agency 10.7 Non-Agency Whole Loans 2.3 Supplemental

ResCap: HFI Portfolio Q407 Non-Bank HFI 10.8 GMAC Bank HFI 15 159 Loans Fair Value - On-BS HFI Securitizations 16.3 Q3 08 Non-Bank HFI 7.3 GMAC Bank HFI 15.7 159 Loans Fair Value 2.2 On-BS HFI Securitizations 4.6 Q3 08 Non-Bank HFI 7.3 GMAC Bank HFI 15.7 159 Loans Fair Value 2.2 On-BS HFI Securitizations 4.6 GMAC Bank HFI On-Balance Sheet HFI Securitizations Non Bank HFI 159 Loans Fair Value The Q4 2007 pie chart represents the HFI portfolio before FAS 159 Fair Value Election on January 1, 2008 which resulted in a $10.5 billion reduction in HFI balance related to securitized loans Supplemental

ResCap: Q3 Significant Items 1 Q3 and Q2 2008 "HFS Valuation" includes losses from certain nonconforming asset sales. Note: These amounts are classified according to ResCap's income statement presentation (includes Auto division of GMAC Bank). Supplemental